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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 2, 2004

                            PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                    0-08791                   13-2616435
    -----------------         --------------------       -------------------
     (State or Other          (Commission File No.)       (I.R.S. Employer
      Jurisdiction                                       Identification No.)
    of Incorporation)

               2 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
               (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (732) 542-0060

                                       N/A
        ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 2, 2004, PVC Container Corporation (the "Company") entered into an Employment Agreement (the "Employment Agreement") with William J. Bergen pursuant to which Mr. Bergen agreed to serve as the Company's President and Chief Executive Officer. The Employment Agreement has a term of one year, and may be extended by the mutual agreement of the parties. Under the Employment Agreement, Mr. Bergen will receive a salary of $240,000 per year, as well as other compensation, including bonus opportunities, as set forth in the Employment Agreement attached as Exhibit 10.1 to this Current Report, which is incorporated herein by reference. Under the Employment Agreement, Mr. Bergen will be entitled to receive certain severance payments, including an amount equal to his highest base salary plus (depending on when termination occurs) $75,000, or an earned annual bonus, as the case may be, in the event that he is terminated without cause or if he is terminated following a change in control of the Company. Mr. Bergen will also be subject, in certain circumstances, to non-competition obligations for a period of one year following the termination of his employment.

      In addition, on September 2, 2004, the Company entered into an Agreement (the "Severance Agreement") with Phillip L. Friedman pursuant to which Mr. Friedman resigned as the Company's President and Chief Executive Officer. Under the Severance Agreement, Mr. Friedman will continue as an employee of the Company until December 31, 2004 and will remain a member of the Company's Board of Directors. The Severance Agreement also provides that Mr. Friedman will be the Chairman of the Company's Board of Directors until June 30, 2005. Mr. Friedman will be available to serve as a consultant to the Company after December 31, 2004. Under the Severance Agreement, which is attached as Exhibit
10.2 to this Current Report and incorporated herein by reference, Mr. Friedman will be entitled to receive severance compensation of $710,000, as well as other compensation, including a $50,000 bonus. The Company shall pay $355,000 of Mr. Friedman's severance compensation on December 30, 2004, and shall pay the remaining $355,000 on the later of (1) expiration of any revocation period under a signed release by Mr. Friedman and (2) June 29, 2005. Mr. Friedman will also be subject, in certain circumstances, to non-competition obligations until the earlier of January 15, 2007 and the date on which he voluntarily forfeits his stock option rights.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      On September 2, 2004, in connection with the retirement of Phillip L. Friedman as the Company's President and Chief Executive Officer and the Severance Agreement, which was entered into by the Company and Mr. Friedman as described in Item 1.01 above, the Company and Mr. Friedman terminated the Amended and Restated Employment Agreement (the "Friedman Employment Agreement") effective as of July 1, 1996 between the Company and Mr. Friedman. The Friedman Employment Agreement had been amended by various letter amendments, which, among other things, extended Mr. Friedman's employment term until June 30, 2005 and increased his base salary to $250,000 per year. In addition, the Friedman Employment Agreement provided that if Mr. Friedman was terminated for any reason except for cause or without good reason, then Mr. Friedman would have been entitled to receive his accrued but unpaid base salary, vacation pay and a lump sum payment in an amount equal to two times the average sum of his base salary and other compensation. The Company did not incur any

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early termination penalties in connection with the termination of the Friedman
Employment Agreement.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 2, 2004, the Company appointed William J. Bergen to serve as its President and Chief Executive Officer, replacing Phillip L. Friedman who resigned as the Company's President and Chief Executive Officer. Additionally, on September 2, 2004, the Company's Board of Directors elected Mr. Bergen to serve as a director of the Company until the Company's 2005 annual meeting of shareholders and until his successor is elected and qualified. The Company expects that Mr. Bergen will serve on the Board's Executive Committee.

      Mr. Bergen served as Vice President and General Manager for the Plastics Americas Business Unit of Alcan Inc., a provider of aluminum and packaging, from 2003 to August 2004. Mr. Bergen also served in various capacities for International Paper Company, a forest products and packaging company, including as General Manager of its Release Products Business from 2001 to 2003, as Regional Vice President - Sherwood Packaging Division from 2000 to 2001, and as Business Unit Manager - Folding Cartons from 1997 to 2000. Mr. Bergen is 39 years old.

      See disclosure under Item 1.01 above for material terms of Mr. Bergen's Employment Agreement and other material terms of his employment with the Company.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      Effective as of September 2, 2004, the Company's Board of Directors (1) amended Section 1 of Article III of the Company's By-Laws to provide that the number of directors on the Board may be determined from time to time by the affirmative vote of a majority of the directors or by the affirmative vote of a majority in interest of the stockholders, (2) deleted Section 5 of Article III of the By-Laws, and (3) amended Section 3 of Article III of the By-Laws to provide for the filling of vacancies by the Board upon an increase in the size of the Board.

      Previously, Section 1 of Article III of the Company's By-Laws provided that the number of directors was fixed at five and Section 5 of Article III of the By-Laws provided that the number of directors could be increased by an amendment to the By-Laws by the affirmative vote of a majority of the directors.

      The Company's By-Laws, as amended and restated, are attached hereto as
Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

EXHIBIT
  NO.                        DESCRIPTION
-------       --------------------------------------------
3.1          Amended and Restated By-Laws of the Company.

10.1         Employment Agreement dated as of September 2, 2004 between PVC
             Container Corporation and William J. Bergen.

10.2         Agreement dated as of September 2, 2004 between PVC Container
             Corporation and Phillip L. Friedman.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004

                                                PVC CONTAINER CORPORATION

                                                By /s/ Jeffrey Shapiro
                                                   --------------------
                                                Name:  Jeffrey Shapiro
                                                Title: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
  NO.                            DESCRIPTION
-------       ------------------------------------------------------
3.1          Amended and Restated By-Laws of the Company.

10.1         Employment Agreement dated as of September 2, 2004 between PVC
             Container Corporation and William J. Bergen.

10.2         Agreement dated as of September 2, 2004 between PVC Container
             Corporation and Phillip L. Friedman.